Exhibit 99.2

1 | NASDAQ: SLP Earnings Call – Q1 FY22 January 6, 2022 1

2 | NASDAQ: SLP With the exception of historical information, the matters discussed in this presentation are forward - looking statements that involve a number of risks and uncertainties . Words like “believe,” “expect” and “anticipate” mean that these are our best estimates as of this writing, but that there can be no assurances that expected or anticipated results or events will actually take place, so our actual future results could differ significantly from those statements . Factors that could cause or contribute to such differences include, but are not limited to : our ability to maintain our competitive advantages, acceptance of new software and improved versions of our existing software by our customers, the general economics of the pharmaceutical industry, our ability to finance growth, our ability to continue to attract and retain highly qualified technical staff, our ability to identify and close acquisitions on terms favorable to the Company, and a sustainable market . Further information on our risk factors is contained in our quarterly and annual reports and filed with the U . S . Securities and Exchange Commission . Safe Harbor Statement

3 | NASDAQ: SLP First Quarter Highlights » Strong momentum to begin year » Continued Strong Software Performance » Service Business Recovery +16% Revenue Growth +25% Diluted EPS Growth +31% Backlog Growth » Bus. Dev. efforts paying off » Demonstrated Scientific leadership » New software releases » Service achievements

First Quarter Software Highlights

GastroPlus®

+19%	16	5	21	19
Revenue Growth	New $100k+ customers	Multi-year Licenses Signed	Upsells	Peer reviewed journal articles published in Q1

MonolixSuite®

+35% Revenue Growth

- First sales through Chinese distributor
- Added new distributor in Japan
- Strong renewal upsells

ADMET Predictor®

+24% Revenue Growth

- New release during the quarter
- Closed 2 AIDD module accounts

4 | NASDAQ: SLP

SimulationsPlus
Cognigen | DILIsym Services | Lixoft

First Quarter Services Highlights

+13%	+31%	49%
Revenue Growth	Backlog Growth	Projects Growth

PKPD

+4% Revenue Growth

- Q1 project disruptions "normal" levels
- Good underlying bookings activity - full pipeline of opportunities

QSP/QST

+31% Revenue Growth

- IPFsym release
- Breakthrough NASH findings open significant potential development opportunities

PBPK

+37% Revenue Growth

- New FDA TCAT™ grant to enhance Gastroplus model

5 | NASDAQ: SLP

SimulationsPlus
Cognigen | DILIsym Services | Lixoft

6 | NASDAQ: SLP FY22 Outlook Growth Targets: 10% to 15% Total Revenue Growth 55% to 60% Software Revenue % of Total Revenue 40% to 45% Service Revenue % of Total Revenue Commentary: » Software business continues to show strong momentum. » Services business remains volatile, but long - term outlook remains unchanged; backlog increased in the quarter and pipeline activity is strong » M&A remains strategic enhancement to organic growth objectives

7 | NASDAQ: SLP Financial Results

8 | NASDAQ: SLP Q4 Revenue (in millions) +16% Total Revenue $4.6 $6.2 $7.4 $4.8 $4.5 $5.0 $9.4 $10.7 $12.4 1Q20 1Q21 1Q22 Software Services 58% 42% 1Q21 Mix Software Services 59% 41% 1Q22 Mix Software Services +19% Software Revenue +13% Services Revenue Revenue – Q1 (in millions)

9 | NASDAQ: SLP 82% 87% 90% 62% 64% 60% 72% 77% 78% 1Q20 1Q21 1Q22 Software Services Total Gross Margin Trends – Q1

10 | NASDAQ: SLP Software Revenue by Product Software Product as % of Software Revenue 54% 19% 19% 8% 1Q21 Other 54% 21% 20% 5% 1Q22 Other

11 | NASDAQ: SLP Software Performance Metrics – Q4 Avg. Revenue per Customer (in thousands) $59 $74 $71 1Q20 1Q21 1Q22 94% 87% 93% 98% 95% 96% 1Q20 1Q21 1Q22 Accounts Fees Software Performance Metrics – Q1 Commercial Customers University+ Licenses: 92 customers in 26 countries Renewal Rates

12 | NASDAQ: SLP Services Revenue by Type Services Types as % of Service Revenue 50% 25% 14% 11% PKPD QSP/QST PBPK Other YTD 1Q21 46% 29% 17% 8% PKPD QSP/QST PBPK Other 1Q22

13 | NASDAQ: SLP Services Performance Metrics $14 $12 $15 1Q20 1Q21 1Q22 Backlog (in millions) 56 58 67 27 12 22 42 41 64 15 33 125 126 186 1Q20 1Q21 1Q22 PKPD QSP/QST PBPK Other Backlog Services Performance Metrics Total Projects

14 | NASDAQ: SLP Income Statement Summary – Q1 (in millions, except EPS) 1Q22 % of Rev 1Q21 % of Rev Revenue $12.4 100% $10.7 100% Revenue Growth 16% 14% Gross profit 9.7 78% 8.3 77% R&D 0.9 7% 0.8 8% SG&A 5.0 40% 4.4 41% Total operating exp 5.9 47% 5.2 49% Income from operations 3.8 31% 3.1 29% Income before income taxes 3.9 31% 3.0 28% Income taxes (0.8) 7% (0.5) 5% Effective tax rate 22% 17% Net income $3.0 24% $2.5 23% Diluted earnings per share $0.15 $0.12 Adjusted EBITDA $5.3 42% $4.3 40%

15 | NASDAQ: SLP Balance Sheet Summary (in millions) Nov. 30, 2021 Aug. 31, 2021 Cash and short - term investments $124.3 $123.6 Total current assets 139.9 139.3 Total assets 181.0 180.0 Current liabilities 9.6 11.6 Long - term liabilities 2.9 2.6 Total liabilities 12.5 14.2 Shareholders’ equity 168.5 165.8 Total liabilities and shareholders’ equity 181.0 180.0

16 | NASDAQ: SLP Conclusion » Industry adoption of model informed drug development tools and techniques continues to expand » Scientific credibility with academia and regulatory agencies » Software business with accelerated revenue growth rates and expanded product functionality » Services business steadily normalizing with improved backlog and strong bookings SECURE LEADERSHIP POSITION IN BIOSIMULATION MARKET